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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934



Date of Report (Date of earliest event reported): . . . . . . . February 7, 1997



                               STAFFMARK, INC.
           (Exact name of registrant as specified in its charter)



          Delaware                        0-20971                71-0788538
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification  No.)





          302 East Millsap Road
          Fayetteville, Arkansas                       72703
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: . . . . . . . (501) 973-6000
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Item 5.  Other Events

         On February 7, 1997, StaffMark, Inc. (the "Company") completed the purchase of all of the outstanding capital stock of MRIC Medical Recruiters International, Ltd., a British Columbia corporation ("MRIC"), through its wholly-owned subsidiary, 533993 Ltd., a British Columbia corporation. MRIC provides medical personnel recruitment and placement services throughout North
America, the United Kingdom, and New Zealand.   MRIC is headquartered in
Vancouver, British Columbia.



Item 7.  Financial Statements and Exhibits

         (c)    Exhibits.  The following exhibits are filed with this Form 8-K:

                99.1     Press Release dated February 10, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STAFFMARK, INC.
                                           (Registrant)

Date: February 20, 1997                    By: /s/Terry C. Bellora
                                               -------------------------------
                                                  Terry C. Bellora
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX



99.1    Press Release dated February 10, 1997.





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